TRANSAMERICA SERIES TRUST

Supplement to the Summary Prospectus for the Portfolio listed below

* * *

Transamerica AEGON Active Asset Allocation – Conservative VP

Effective December 10, 2012, the first bullet point under “Principal Investment Strategies” in the Summary Prospectus is deleted and is replaced with the following:

•

Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The sub-adviser expects that, over the long-term, the portfolio’s allocation will average approximately 35% of portfolio assets in ETFs that invest primarily in global equities and approximately 65% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities. The portfolio is subject to volatility guidelines. Based on these guidelines, the level of volatility of the equity markets, changes in volatility and the level of interest rates, the portfolio’s sub-adviser may increase the equity exposure to approximately 50% or may decrease the equity exposure to approximately 20%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

* * *

Effective December 10, 2012, the following bullet point will be added as the third bullet point under “Principal Investment Strategies” in the Summary Prospectus:

•

The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.

Investors Should Retain this Supplement for Future Reference

October 19, 2012